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             FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICIES

                 ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

                       SUPPLEMENT DATED NOVEMBER 9, 1998
                                      TO
                        PROSPECTUS DATED APRIL 30, 1993
   (AS PREVIOUSLY SUPPLEMENTED ON MAY 1, 1994, MAY 1, 1997 AND MAY 1, 1998)

  This supplements the information contained in the prospectus ("Prospectus") for Flexible Premium Variable Life Insurance Policies, dated April 30, 1993 and its supplements dated May 1, 1994, May 1, 1997 and May 1, 1998. You should keep this Supplement to the Prospectus for future reference.

  1. Effective on or about November 9, 1998, and subject to Shareholder approval on January 7, 1999, Santander Global Advisors, Inc. has replaced State Street Research & Management Company, Inc. as the sub-investment manager of the Santander International Stock Portfolio (formerly the State Street Research International Stock Portfolio) of the Metropolitan Series Fund, Inc. GFM International Investors, Inc. no longer serves as sub-sub investment manager of the Portfolio. To reflect these developments the following changes have been made:

    a. All references to the State Street Research International Stock Portfolio and its corresponding investment division are replaced with references to the Santander International Stock Portfolio and its corresponding investment division.

    b. All references to State Street Research & Management Company, Inc. and to GFM International Investors, Inc. providing sub or sub-sub investment management services to the Santander International Stock Portfolio are replaced with references to Santander Global Advisors, Inc. providing sub-investment management services to the Portfolio.

                      METROPOLITAN LIFE INSURANCE COMPANY
                              ONE MADISON AVENUE
                              NEW YORK, NY 10010

98112R64(exp0599)MLIC-LD
ULII/MLI 1990 Supplement